May 18, 1999



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C.  20549

Re:      Hibernia Corporation
         Current Report on Form 8-K
         Commission File No. 1-10294

Dear Sirs:

         Pursuant to rules and regulations adopted under the Securities Exchange Act of 1934, as amended (the "Act"), transmitted hereby for filing, on behalf of Hibernia Corporation (the "Company"), is a Current Report on Form 8-K.

         Pursuant to Section 13(a) of the Act, by copy hereof we are filing with the New York Stock Exchange, the national securities exchange on which the Common Stock of the Company is listed and traded, two complete copies, including exhibits. Pursuant to General Instruction E to Form 8-K, one such complete copy being filed with the Exchange has been manually signed on behalf of the Company.

         Please call the undersigned at (504) 533-2831 if you have any questions concerning this filing.

                                                     Very truly yours,

                                                     /s/ Marsha M. Gassan

                                                     Marsha M. Gassan

MMG/mch
Enclosure

cc:      John Kiesel
         Mark A. Fullmer
         Troy Hester

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     May 18, 1999
                                                 -----------------
                                                     May 17, 1999



                              Hibernia Corporation
               (Exact name of issuer as specified in its charter)




 Louisiana                 1-10294           72-0724532
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5333


Item 5.   Other Events.

         On May 17, 1999, Hibernia Corporation announced that it had agreed to terminate its agreement to merge with First Guaranty Bank (FGB).
Additionally, the lawsuit filed by Hibernia to force FBG to comply with the terms of the July 30, 1998 merger agreement signed by the two companies will be dismissed as part of the agreement.


                                  EXHIBIT INDEX

Exhibit                                                Page
Number              Description                        Number

28.43        News Release issued by the Registrant
               on May 17, 1999                         4


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HIBERNIA CORPORATION
                                            (Registrant)


Date:  May 18, 1999                         By: _____________________________
                                                 Marsha M. Gassan
                                                 Senior Executive Vice President
                                                 and Chief Financial Officer

EXHIBIT 28.43
Page 1

              HIBERNIA, FIRST GUARANTY TERMINATE MERGER AGREEMENT;
                          LITIGATION WILL BE DISMISSED

         NEW ORLEANS - Hibernia and First Guaranty Bank (FGB) have agreed to terminate their definitive agreement to merge, the two companies announced today. The merger deal was called off without holding a shareholders' meeting to vote on the transaction, because two investment banking firms have indicated that they are unable to render a fairness opinion at this time. The two had rendered fairness opinions in January. FGB Chairman Marshall T. Reynolds also recently declined to pursue discussions regarding a cash offer by Hibernia.
         "We're disappointed we could not complete this transaction, but we believe this is the sensible thing to do," said Hibernia President and CEO Stephen A. Hansel. "Tangipahoa Parish is an attractive market, so we'll look for other opportunities to serve it."
         A lawsuit brought by Hibernia in September 1998 will be dismissed as part of the agreement. The lawsuit sought to force FGB to comply with the terms of the July 30 merger agreement signed by the two companies. Hibernia and FGB have agreed not to file any future lawsuits against each other in connection with the proposed merger.
         Under settlement of that lawsuit in December, Hibernia and FGB were to prepare a joint proxy statement, and FGB was to set a date for and hold a meeting of its shareholders to vote on the merger. If a fairness opinion were rendered by one of two investment banking firms when the proxy statement was issued, Reynolds, who owns approximately 32% of FGB's outstanding shares, had agreed to vote his shares in favor of the merger. Reynolds also had agreed to recommend that other shareholders vote for the merger. Because the fairness opinion could not be rendered, Reynolds was not obligated either to vote his shares for the merger or to recommend that other shareholders do so. Hibernia concluded it would be impossible to obtain the required two-thirds vote of FGB shares under those circumstances.
         Pro forma for Hibernia's purchase of the $465-million-asset Beaumont unit of Chase Bank of Texas, N.A., in southeast Texas, Hibernia would be a $14.7-billion-asset organization with 252 banking locations in 33 Louisiana parishes and 13 Texas counties. It would be either first, second or third in deposit share in 31 Louisiana parishes and six Texas counties. Hibernia's Louisiana markets represent approximately 80% of the state's population and 84% of its deposits. Its Louisiana deposit share is 21.5%.
         The company's common stock (HIB) is listed on the New York Stock Exchange. Hibernia news releases, product-and-service information and other useful data can be accessed through the company's Internet site at www.hibernia.com. Requests for information about Hibernia products and services can be e-mailed to mailus@hibernia.com.
                                      # # #

HIBERNIA'S MERGER ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------
25 announced or completed transactions
Pending: 1
------------------------------------------------------------------------------------------------------------------------------------
NAME (expected completion date)                           LOCATION                        ASSETS#            OFFICES
------------------------------------------------------------------------------------------------------------------------------------
Chase Bank of Texas, N.A. -- Beaumont operations (2Q
1999)                                                     Southeast Texas                 $465                4
------------------------------------------------------------------------------------------------------------------------------------
Completed: 24
------------------------------------------------------------------------------------------------------------------------------------
NAME (date merger was completed)                          LOCATION                        ASSETS* #         OFFICES*
------------------------------------------------------------------------------------------------------------------------------------
First Service Bank (3/8/99)                               Northeast Texas                $320                  9
------------------------------------------------------------------------------------------------------------------------------------
Peoples Bank & Trust Co. (7/1/98)                         Northwest Louisiana            $228                  9
------------------------------------------------------------------------------------------------------------------------------------
First National Bank (Marshall) (3/15/98)                  Northeast Texas                $284                  5
------------------------------------------------------------------------------------------------------------------------------------
ArgentBank (2/1/98)                                       Southcentral Louisiana         $805                 18
------------------------------------------------------------------------------------------------------------------------------------
First National Bank in Mansfield (1/1/98)                 Northwest Louisiana            $101                  5
------------------------------------------------------------------------------------------------------------------------------------
OrangeBank (11/7/97)                                      Southeast Texas                $118                  3
------------------------------------------------------------------------------------------------------------------------------------
First National Bank of Paris (8/31/97)                    Northeast Texas                $136                  4
Collin County National Bank (8/31/97)
------------------------------------------------------------------------------------------------------------------------------------
Texarkana National Bank (12/31/96)                        Northeast Texas                $430                 10
St. Bernard Bank and Trust (10/1/96)                      Suburban New Orleans           $244                 11
------------------------------------------------------------------------------------------------------------------------------------
Calcasieu Marine National Bank (8/26/96)                  Southwest Louisiana            $759                 21
------------------------------------------------------------------------------------------------------------------------------------
Bunkie Bank & Trust Company (1/15/96)                     Central Louisiana              $106                  5
------------------------------------------------------------------------------------------------------------------------------------
First National Bank of Lake Providence (1/1/96)           Northeast Louisiana            $55                   2
------------------------------------------------------------------------------------------------------------------------------------
Bank of St. John (7/1/95)                                 Southeast Louisiana            $116                  4
------------------------------------------------------------------------------------------------------------------------------------
Progressive Bank and Trust (7/1/95)                       Southcentral Louisiana         $151                  6
------------------------------------------------------------------------------------------------------------------------------------
State Bank and Trust Company (5/1/95)                     Southeast Louisiana            $96                   4
------------------------------------------------------------------------------------------------------------------------------------
American Bank (3/1/95)                                    Southeast Louisiana            $89                   5
------------------------------------------------------------------------------------------------------------------------------------
First State Bank and Trust Company (12/31/94)             Northshore New Orleans         $150                  9
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Bank and Trust Co. (12/31/94)                     Northwest Louisiana            $357                  9
------------------------------------------------------------------------------------------------------------------------------------
First National Bank of Jefferson Parish (8/1/94)          Suburban New Orleans           $373                  9
------------------------------------------------------------------------------------------------------------------------------------
Southern National Bank at Tallulah (8/1/94)               Northeast Louisiana            $59                   1
------------------------------------------------------------------------------------------------------------------------------------
First National Bank of West Monroe (8/1/94)               Northeast Louisiana            $157                  6
------------------------------------------------------------------------------------------------------------------------------------
Bastrop National Bank (7/1/94)                            Northeast Louisiana            $117                  4
------------------------------------------------------------------------------------------------------------------------------------
First Commercial Bank (7/1/94)                            Southcentral Louisiana         $166                  8
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL ADDED SINCE MID-1994     $5,882              171
------------------------------------------------------------------------------------------------------------------------------------

LOUISIANA:
added through mergers
since mid-1994
Assets:       $4.1 billion
Offices:      136
Parishes:     21

TEXAS:
added through mergers
since late 1996
Assets:        $1.8 billion
Offices:       35
Counties:      13

Dollars in millions.
* At merger. # Dollars in millions.